                                  EXHIBIT 1

                                FORM OF NOTE

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), THE SECURITIES LAWS OF THE STATE OF COLORADO OR THE SECURITIES LAWS OF ANY OTHER STATE. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

     THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (C) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO THIS CLAUSE (C) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY. THIS LEGEND REPRESENTS A RESTRICTION ON TRANSFERABILITY OF THIS SECURITY.

                       NOTICE TO CONNECTICUT RESIDENTS

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER SECTION 36b-16 OF THE CONNECTICUT SECURITIES LAW AND BUSINESS OPPORTUNITY INVESTMENT ACT, AND THEREFORE, CANNOT BE RESOLD UNLESS IT IS REGISTERED UNDER SUCH ACT OR UNLESS AND EXEMPTION FROM REGISTRATION IS AVAILABLE.

                        NOTICE TO GEORGIA RESIDENTS

     THIS SECURITY HAS BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE "GEORGIA SECURITIES ACT OF 1973," AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

     TO THE EXTENT ANY SECURITY ISSUED UPON CONVERSION HEREOF IS NOT REGISTERED UNDER THE SECURITIES ACT, SUCH SECURITY WILL BEAR LEGENDS SUBSTANTIALLY SIMILAR TO THOSE ABOVE

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                         THE VINTAGE GROUP USA, LTD.

                      6% CONVERTIBLE SUBORDINATED NOTE


$_________                                                           , 1996


     The Vintage Group USA, Ltd., a Colorado corporation (hereinafter referred to as the "Company"), for value received, hereby promises to pay to _______________, at the address designated below, or to its successors and assigns (hereinafter referred to as "Holder"), the principal sum of _____________ Dollars ($________) in lawful money of the United States of America, plus simple interest (computed on the basis of actual days elapsed, divided by 360) on the unpaid principal balance of this Note at an annual rate of twelve percent (6%) until maturity. The Company agrees to pay interest on overdue principal, and (to the extent legally enforceable) on any overdue installment of interest, at the rate of 9% per annum after the due date, whether by acceleration or otherwise, until paid. The principal amount of this Note shall be due and payable on June 1, 2005. Accrued interest shall be payable semi-annually on June 1 and December 1 of each year, commencing on ____________________, 1996; provided, however, that interest only will be payable for the first 24 months. Thereafter, interest will continue to be paid semi-annually and principal will be amortized evenly over the remaining seven years to maturity.

     Both the principal hereof and interest hereon are payable in coin or currency of the United States of America that at the time of payment shall be legal tender for the payment of public and private debts.

     This Note may be declared due prior to its expressed maturity date on the terms and in the manner provided herein. This Note is not subject to prepayment or redemption at the option of the Company prior to its expressed maturity date except on the terms and conditions set forth herein.

     This Note will be a general unsecured obligation of the Company payable on a PARI PASSU basis with all other general unsecured indebtedness of the Company. This Note is effectively subordinate to all secured debt of the Company.

     DEFINITIONS. In addition to other capitalized terms defined elsewhere in this Note, the following terms shall have the respective meanings set forth below:

     "Affiliate" shall mean any person (other than a Subsidiary) (a) that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company, (b) that beneficially owns or holds 5% or more of any class of the Common Stock of the Company, or (c) 5% or more of the Common Stock (or, in the case of a person that

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is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by the Company or a Subsidiary.

     "Common Stock" shall mean the common stock, no par value, of the Company.

     "Default" shall mean any event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, constitute an Event of Default, as defined in Section 8 hereof.

     "Holder" shall mean the registered holder hereof as reflected on the books of the Company.

     "Initial Public Offering" or "IPO" shall mean the first underwritten public offering of Common Stock made pursuant to a registration statement filed by the Company with, and declared effective by, the Securities and Exchange Commission in accordance with the Securities Act.

     "IPO Price" shall mean the price per share of Common Stock at which the Common Stock is offered pursuant to an Initial Public Offering.

     "Market Price of the Common Stock" shall mean (i) if the Common Stock is listed on the New York Stock Exchange, the American Stock Exchange or another securities exchange designated by the Company's Board of Directors, or if the Common Stock is quoted on a National Association of Securities Dealers, Inc. system that reports closing prices, the average closing price of the Common Stock as reported by THE WALL STREET JOURNAL for the previous five trading days from the date the price is to be determined, or, if no such price is reported for any of such days, then the average closing price of the Common Stock calculated as of the last immediately preceding 20 trading days on which the closing price is so reported; or (ii) if the Common Stock is not so listed or admitted to unlisted trading privileges or so quoted, the average of the last reported highest bid and lowest asked prices for the previous 20 trading days as quoted on the National Association of Securities Dealers, Inc. Automated Quotation System; or (iii) if the Common Stock is not so listed or admitted to unlisted trading privileges or so quoted, and bid and asked prices are not reported, such price as is determined in a reasonable manner by the Board of Directors.

     "Subsidiary" shall mean, as to the Company, any corporation of which more than 50% (by number of votes) of the voting stock shall be beneficially owned, directly or indirectly, by the Company or a another Subsidiary of the Company or any other person or entity (other than a corporation) in which the Company or a Subsidiary of the Company directly or indirectly, at the date of determination thereof, has at least a majority ownership interest.

          1. PREPAYMENT. Upon fifteen days' prior written notice to a Holder, the Company may prepay in cash all or any part of the principal amount of such Holder's Note, together with accrued and unpaid interest thereon, but without payment of any penalty or

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premium, at any time or from time to time, commencing 13 months after the date a registration statement for an Initial Public Offering has been declared effective by the Securities and Exchange Commission (or such shorter time as is agreed to by the underwriter for the IPO) provided the shares issuable upon conversion will be registered under the Securities Act), provided that the Market Price of the Common Stock has been equal to or greater than 125% of the IPO Price prior to the date of delivery of the notice from the Company to the Holders. Notwithstanding the foregoing, a Holder shall have the right to convert such Holder's Note in accordance with
Section 6 hereof during the 15-day notice period. Any partial prepayment made by the Company pursuant to this Section 1 shall be applied first to the payment of accrued interest and then to the unpaid principal installments in the inverse order of maturity.

          2. CONVERSION RIGHTS. The Notes shall be convertible, in whole or in part, into:

          (i) a warrant (as in the form attached hereto as Exhibit A) to purchase 2,500 shares of Common Stock for each $25,000 principal amount of Convertible Notes at an exercise price equal to 120% of the IPO Price, and

          (ii) fully paid and nonassessable shares of Common Stock, at the option of a Holder, upon the following terms:

               (a) A Holder may exercise its right of conversion at any time after the date that is 13 months after the closing of the IPO and prior to the full payment by the Company of the principal balance of the Note.

               (b) The Company shall not be required to issue any fraction of a share of Common Stock or scrip representing a fraction of a share of Common Stock upon any conversion of this Note. The Company may make a cash adjustment in lieu of any such fraction of a share which otherwise would be issuable upon such conversion.

               (c) The "Conversion Price" at which the Notes may be converted shall be at the rate of such number of shares of Common Stock as shall equal the principal of the Note being converted, plus accrued and unpaid interest thereon, divided by the IPO Price.

               (d) The Conversion Price shall be subject to adjustment from time to time as hereinafter provided in this subparagraph 2(d).

                    (i) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such Common Stock, then, as a condition of such reorganization,

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          reclassification, consolidation, merger or sale, each Holder shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Note and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to such Holder if such Holder had exercised the conversion rights set forth in this Section 2 and had received such shares of Common Stock prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the Holder at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

                    (ii) If the Company takes any other action, or if any other event occurs, which does not come within the scope of the provisions of subparagraph 2(d)(i), but which should result in an adjustment in the conversion price and/or the number of shares subject to the conversion rights of the Notes in order to fairly protect the conversion rights of the Holders, an appropriate adjustment in such conversion rights shall be made by the Company, but no adjustment shall be required upon the issuance of any capital stock of the Company for the "Fair Market Value," which shall mean (i) if the capital stock is listed on the New York Stock Exchange, the American Stock Exchange or another securities exchange designated by the Company's Board of Directors, or if the capital stock is quoted on a National Association of Securities Dealers, Inc. system that reports closing prices, the average closing price of the capital stock as reported by THE WALL STREET JOURNAL for the previous five trading days from the date the price is to be determined, or, if no such price is reported for any of such days, then the average closing price of the capital stock calculated as of the last immediately preceding five trading days on which the closing price is so reported; or (ii) if the capital stock is not so listed or admitted to unlisted trading privileges or so quoted, the average of the last reported highest bid and lowest asked prices for the previous five trading days as quoted on the National Association of Securities Dealers, Inc. Automated Quotation System; or (iii) if the capital stock is not so listed or admitted to unlisted trading privileges or so quoted, and bid and asked prices are not reported, such price as is determined by the Board of Directors, acting in its reasonable discretion, to be the fair market value of such capital stock.

               (e) To convert a Note into shares of Common Stock, a Holder shall (i) surrender this Note at the principal office of the Company, duly endorsed in blank,

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     and (ii) give written notice to the Company that it elects to convert all, or any part of, this Note, which notice shall specify the portion hereof to be converted. As promptly as possible thereafter, the Company shall issue and deliver to such Holder certificates representing the number of its shares of Common Stock into which such Holder's Note has been converted. Thereupon, this Note, or the portion thereof converted, shall be deemed to have been satisfied and discharged, and the shares of Common Stock into which this Note shall be so converted shall be fully paid and nonassessable shares. In the event the Note has not been converted in full, the Company shall issue and deliver to the converting Holder a new Note identical to the one surrendered, except that it shall be in the reduced principal amount giving effect to the partial conversion.

          3. FINANCIAL STATEMENTS AND REPORTS. So long as any amount is owing to Holders pursuant to the Notes, the Company shall keep proper books of record and account in which full and correct entries shall be made of all dealings or transactions of, or in relation to, the business and affairs of the Company, in accordance with generally accepted accounting principles ("GAAP") consistently applied (except for changes disclosed in the financial statements filed pursuant to the Securities Act and concurred in by the Company's independent public accountants), and shall furnish to the Holders quarterly and annual reports, including financial statements, filed pursuant to the Securities Act.

          4. EVENTS OF DEFAULT. Any one or more of the following shall constitute an "Event of Default" as such term is used herein:

               (a) Default in the payment of interest on the Notes when the same shall have become due and such default shall have continued for a period of 30 days; or

               (b) Default in the making of any payment of the principal of the Notes at the expressed or any accelerated maturity date or at any date fixed for prepayment; or

               (c) Default in the observance or performance of any covenant or agreement contained in the Notes, provided that no Event of Default will occur if the default is cured by the Company no later than 30 days after the earlier of (i) the day on which the Company first obtains knowledge of such default, or (ii) the day on which notice thereof is given to the Company by the Holders of a majority of the principal amount of the Notes;

               (d) A custodian, liquidator, trustee or receiver is appointed for the Company or for the major part of its property and is not discharged within 30 days after such appointment; or

               (e) The Company becomes insolvent or bankrupt, is generally not paying its debts as they become due or makes an assignment for the benefit of creditors, or the Company applies for or consents to the appointment of a custodian, liquidator, trustee or receiver for the Company or for the major part of its property; or

               (f) Bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the benefit of debtors. are instituted by or against the Company or any Subsidiary of the Company and, if instituted against the Company or any Subsidiary of the Company, are consented to or are not dismissed within 60 days after such institution.

          5.   REMEDIES.

               (a) ACCELERATION OF MATURITIES. When an Event of Default has occurred and is continuing, a Holder may, by notice to the Company, declare the entire principal and all interest accrued on its Note to be, and such Note shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. Thereupon, the Company shall forthwith pay to such Holder the entire principal and interest accrued on its Note. No course of dealing on an Holder's part nor any delay or failure on its part to exercise any right will operate as a waiver of such right or otherwise prejudice Holder's rights, powers and remedies. The Company also shall, to the extent permitted by law, pay to a Holder all costs and expenses incurred by such Holder in the collection of its Note upon any default hereunder, including compensation to such Holder's attorneys for all services rendered in connection therewith.

          6. TRANSFER OF NOTE. By execution of this Note Agreement, Holder agrees to give written notice to the Company before transferring any Note or transferring any shares of the Common Stock issuable or issued upon the exercise of such Note, describing briefly the manner of any proposed transfer of the Note or Holder's intention as to the shares of Common Stock issued upon the exercise thereof. Holder further agrees to offer, sell or otherwise transfer such security, prior to the date which is three years after the later of the original issue date hereof and the last date on which the Company or any Affiliate of the Company was the owner of this security (or any predecessor of such security), only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, or (c) pursuant to an available exemption from the registration requirements of the Securities Act, subject to the Company's right prior to any such offer, sale or transfer pursuant to this clause (c) to require the delivery of an opinion of counsel, certification and/or other information satisfactory to the Company. If such opinion of counsel, certification, and/or other information is deemed satisfactory to the Company, in its sole discretion, Holder shall be entitled to transfer its Note, or to exercise its
Note in accordance with the terms hereof and dispose of the shares received upon such exercise or to dispose of shares of Common Stock received upon the previous exercise of its Note, all in accordance with the terms of the notice delivered by Holder to the Company, provided that an appropriate legend in substantially the form required by the Company respecting the foregoing restrictions on transfer and disposition may be endorsed on the Note or the certificates for such shares.

          7. REGISTRATION RIGHTS; COVENANT RE SALE OF COMMON STOCK. The Company will file, and use its best efforts to cause to become effective on or after the date that is 13 months from the date of the closing of the IPO and to remain effective for one year, subject to

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Section 7(c) below, a registration statement covering the shares into which the Notes may be converted.

               (a) REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Section 11(a) to effect the registration of any shares under the Securities Act, the Company shall:

                    (i) prepare and file with the Commission a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed twelve (12) months;

                    (ii) prepare and file with the Commission such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed twelve (12) months;

                    (iii) furnish to Holders such reasonable number of copies of the registration statement, final prospectus and such other documents as Holders may reasonably request in order to facilitate the public offering of such securities;

                    (iv) use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the underwriters in the IPO reasonably requested in connection with the IPO, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified; and

                    (v) prepare and promptly file with the Commission and promptly notify Holders of the filing of any amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

               (b) EXPENSES. With respect to any registration of shares pursuant to Section 7, the Company shall bear the following fees, costs and expenses: all registration and other filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, all internal Company expenses, the premiums and other costs of policies of insurance

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against liability arising out of the public offering, and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel and accountants for Holders, underwriting discounts and commissions and Transfer taxes for Holders and any other expenses incurred by Holders not expressly included above shall be borne by Holders.

               (c) DELAY OR SUSPENSION OF REGISTRATION. The Company may delay or suspend the effectiveness of any registration statement filed pursuant to this Section 7 if such filing would require disclosure of a material fact that the Company determines would have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries or Affiliates to engage in any acquisition of assets or any merger, consolidation, tender offer or other significant transaction; provided, that any such delay or suspension shall not reduce the Company's obligation in
Section 7(a) to maintain the effectiveness of such registration statement for a total period of one year.

               (d) INDEMNIFICATION. In the event that any shares owned by Holders are included in a registration statement under this Section 7:

                    (i) The Company shall indemnify and hold harmless Holders (as defined in the Securities Act) from and against any and all loss, damage, liability, cost and expense to which Holders may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission (i) so made in conformity with information furnished by Holders; or (ii) in any preliminary prospectus, if a copy of an amended or supplemented prospectus which, as amended or supplemented, would have cured the defect giving rise to such loss, claim, damage, liability, cost or expense, was not delivered by or on behalf of such Holder to the person asserting the claim or action, if required by law to have been so delivered by Holders, at or prior to the written confirmation of the sale of the Common Stock.

                    (ii) Holders shall indemnify and hold harmless the Company and any underwriter from and against any and all loss, damage, liability, cost or expense to which the Company or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with information furnished by Holders.

                    (iii) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (i) or (ii) of this subsection of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party shall, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (i) or (ii), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (i) or (ii) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (A) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (B) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or (C) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

          8. NOTICES. All demands and notices to be given hereunder shall be delivered or sent by certified mail, return receipt requested; in the case of the Company, addressed to its corporate headquarters, 1999 Broadway, Suite 2435, Denver, Colorado 80202, until a new address shall have been substituted by like notice; and in the case of a Holder, addressed to Holder at the address for the Holder set forth in such Holder's Response Form, until a new address shall have been substituted by like notice.

          9.   MISCELLANEOUS.

               (a) HOLDERS' CONSENT REQUIRED. Any term, covenant, agreement or condition of this Note binding upon or to be performed or complied with by the Company may be waived (either generally or in a particular instance and either retroactively or prospectively) with the Holders' consent, which consent may be given on behalf of all Holders by the Holders of a majority of the principal amount of the Notes.

               (b) LOSS, THEFT, ETC. OF NOTE. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of a Note and, if reasonably requested by the Company, a reasonable indemnification by the Holder of such Note, the Company shall make and deliver without expense to such Holder, a new Note, of like tenor and issue, in lieu of such lost, stolen, destroyed or mutilated Note.

               (c) POWERS AND RIGHTS NOT WAIVED. No delay or failure on the part of a Holder in the exercise of any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of the same preclude any other or further exercise thereof, or the exercise of any other power or right, and the rights and remedies of the Holders are cumulative to, and are not exclusive of, any rights or remedies the Holders would otherwise have.

               (d) SUCCESSORS AND ASSIGNS. This Note and the rights evidenced hereby shall inure to the benefit of and be binding upon and the successors and permitted assigns of the Company and the Holders.

               (e) AMENDMENTS. This Note may not be modified, supplemented, varied or amended except by an instrument in writing signed by the Company and the holders of a majority of the principal amount of the Notes.

               (f) HEADINGS. The index and the descriptive headings of sections of this Note are provided solely for convenience of reference and shall not, for any purpose, be deemed a part of this Note.

               (g) GOVERNING LAW. This Note and all matters concerning this Note shall be governed by the laws of the State of Colorado for contracts entered into and to be performed in such State, without regard to principles of conflicts of laws.

     Holder is registered on the books of the Company. This Note is transferable only by surrender at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or Holder's attorney duly authorized in writing. Payment of or on account of principal and interest on this Note shall be made only to or upon the order in writing of such Holder.

     The Company waives presentment, notice of dishonor and protest with respect to any payment due under this Note.

     IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer as of the date first above written.

                                      THE VINTAGE GROUP USA, LTD.



                                      By
                                        ------------------------------------
                                         Charles D. Tourtellotte
                                         President
















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